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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ---------------


       Date of report (Date of earliest event reported) February 15, 2001




                          US INDUSTRIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)




          Delaware                      0-22388                 99-0273889
-------------------------------  -----------------------    ------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)



          40 Skokie Boulevard, Suite 110
               Northbrook, Illinois                               60062
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     (Address of principal executive offices)                   (Zip Code)




                                 (847) 509-8500
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              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     None.

ITEM 8.  CHANGE IN FISCAL YEAR.

     On February 15, 2001, the Board of Directors of US Industrial Services, Inc. ("Registrant") approved a change in Registrant's fiscal year from September 30 to December 31. A report covering the transition period from October 1, 2000 through December 31, 2000 will be filed on Form 10-QSB.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      US INDUSTRIAL SERVICES, INC.
Date:    February 15, 2001


                                      By:  /s/   Frank Fradella
                                         ----------------------------------
                                           Frank Fradella
                                           President and Chief Executive Officer






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